BUSINESS COMBINATION, SIGNIFICANT TRANSACTION AND SALE OF BUSINESS (Details) (Consulting and Staffing Services Company One [Member], USD $) In Thousands, unless otherwise specified	Jan. 17, 2010
Consulting and Staffing Services Company One [Member]
Working capital, including deferred tax liability	$ 3,926
Fixed assets	54
Goodwill	4,831
Customer relationships	4,873
Total assets acquired	13,684
Liabilities due to acquisition activities	5,059
Net assets acquired	$ 8,625